EXHIBIT 32.2

Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 10-K for the year ended December 31, 2022 (the “Report”), I, Ronald Arrington, Chief Financial Officer of Legacy Housing Corporation (the “Company”) hereby certify that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 15, 2023	/s/ Ronald Arrington
Name: Ronald Arrington
Title: Chief Financial Officer